UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                               FORM 8-K/A-1

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                               May 10, 2004
                               ------------
                              Date of Report
                    (Date of earliest event reported)


                      OAK RIDGE MICRO-ENERGY, INC.
                      ----------------------------
           (Exact name of registrant as specified in its charter)


     COLORADO                   033-20344-LA                    84-1077242
     --------                   ------------                    ----------
   (State or other         (Commission File Number)           (IRS Employer
   jurisdiction of                                           Identification
    incorporation)                                                 No.)

                             275 Midway Lane
                         Oak Ridge, Tennessee 37830
                         --------------------------
                   (Address of Principal Executive Offices)

                              (865) 220-8886
                              --------------
                       (Registrant's Telephone Number)


                                   N/A
                         --------------------------
         (Former Name or Former Address if changed Since Last Report)

Item 8.01.   Other Events.
             -------------

     (i) On May 10, 2004, the Company executed a Consulting Agreement (the "Agreement) between the Company and Water & Gold, Inc., a New York corporation (the "Consultant"). A typographical error was made in the Agreement filed with the Company's 8-K Current Report dated May 10, 2004, which was filed with the Securities and Exchange Commission on May 25, 2004. A copy of the corrected Agreement is attached hereto and incorporated herein by reference. See Item 7. The basic terms of the Agreement are as follows:

     1.  The Company agreed to retain the Consultant for a term of fifteen
(15) months to perform the services described therein;

     2. As compensation for the consulting services set forth in the Agreement, the Company agreed to issue and the Consultant agreed to accept 1,350,000 "unregistered" and "restricted" shares of the Company's common stock; and

     3. The Agreement may be terminated by either party on 30 days written notice to the other.

     (ii) Effective May 14, 2004, John B. Bates, Chief Technology Officer and Director; and Mark Meriwether, President, Secretary/Treasurer and director, executed Minutes of Special Meeting of the Board of Directors (the "Minutes" and the "Meeting," respectively) pursuant to which shares of the Company's "unregistered" and "restricted" stock were issued as outlined below.

     The Minutes were executed after review and discussion of the following matters:

          1. The purposes and intents of Messrs. Meriwether and Bates simultaneous with the initial closing of the acquisition by the Company of Oak Ridge Micro-Energy, Inc., a Nevada corporation ("Oak Ridge Nevada"), to the effect, among other requirements, that they would vote together on all corporate matters; that Mr. Bates would have sole voting power of the shares of the Company owned by Mr. Meriwether on all technical matters; and that they together, would maintain ownership and/or control of not less than 50% of the voting control of the Company, to the extent reasonably possible, and at least until the Company had developed commercially viable products ready for marketing and manufacturing;

          2. The need of all cash resources by the Company for development of its technology and the technology covered by its License Agreement with UT-Battelle LLC;

          3. Title III-Corporate Responsibility, of the Sarbanes-Oxley Act of 2002 ("SOX"), among other provisions of SOX, specifically those dealing with conflicts of interest and insider trading blackouts;

          4. The limited trading volume on common stock of the Company during the years ending December 31, 2003 and 2002, and for the period to the date of the Meeting, along with the present market price of the Company's securities;

          5. The anticipated two year restrictions on the public or private disposition of any compensatory shares of common stock issued to directors, plus the right of the Board of Directors to further limit the resales on of any of such securities on some leak-out schedule over a period of at least 12 months that would restrict these directors from each public selling more than one-twelfth of his holdings of these compensatory securities over the next 12 consecutive months, without the prior approval of the Board of Directors;

          6. The fact that the members of management and legal counsel to be compensated at the Meeting have either not sold any shares of the common stock of the Company that was granted to them last year, or if at all, nominal amounts of such stock, by reason of the limited public market for such stock;

          7. The applicable provisions of the Colorado Corporations and Associations Act (the "Colorado Act") and the annotations under the Colorado Act, and the Delaware General Corporation Laws (used only for its known breadth of case law), respecting the "business judgment" of directors;

          8. The importance and value of Messrs. Meriwether and Bates to the present and future plans of the Company, and the need to retain their services and commitment to the Company for a minimum of the next three years, and the importance that the "restricted securities" and the additional resale restrictions will have on ensuring this commitment;

          9. The compensation each has received from the Company during the years ended December 31, 2003 and 2002;

          10. Compensation paid in the form of common stock to directors and executive officers in similar types of small companies with limited operations and revenues;

          11. The importance of retaining competent and qualified securities counsel for the Company now and in the future, and the contributions made by Mr. Burningham to the Company since its recommencement of its development stage at the beginning of 2001; and

          12. The three for one (3 for 1) forward split, by dividend, of the Company's outstanding common stock.

     In connection with the Minutes, the Board of Directors adopted resolutions to issue the following shares of the Company's "unregistered" and "restricted" securities:

          1,500,000 shares to Mark Meriwether, 750,000 shares effective immediately, and 750,000 shares at May 14, 2005.

          1,500,000 shares to John B. Bates, 750,000 shares effective immediately, and 750,000 shares at May 14, 2005.

     All of these shares are subject to the following lock-up/leak-out conditions:

               "None of these shares may be publicly sold for a period of two years from the date of their issuance, and commencing at the beginning of the third year from the date of their issuance, no more than one-twelfth of these shares may be publicly sold in any monthly period for the next 12 consecutive months; provided, however, that (i) the lock-up/leak-out conditions may be waived by the Board of Directors, if in its good faith, it determines that the waiver thereof would be in the best interests of the Company and its stockholders for any valid business purpose; (ii) the lock-up/leak-out conditions shall be null and void on the completion of any "change of control transaction; and
               (iii) the lock-up/leak-out conditions shall be void on termination of Mr. Meriwether or Mr. Bates for any reason whatsoever."

     The ownership of these securities vested on the date of these resolutions, and neither termination no resignation shall have any effect on the issuance of the balance of these securities on May 14, 2005.

      (iii) Also, at the Meeting, the Board of Directors adopted resolutions to issue the following shares of the Company's "unregistered" and "restricted" securities:

          350,000 shares to Leonard W. Burningham, Esq., 175,000 shares effective immediately; and 175,000 shares at May 14, 2005.

     All of these shares are subject to the following lock-up/leak-out conditions:

          "Commencing in the month that these securities can be sold under Rule 144 of the Securities and Exchange Commission, no more than one-twelfth of these shares may be publicly sold in any monthly period for the next 12 consecutive months; provided, however, that
          (i) the lock-up/leak-out conditions may be waived by the Board of Directors, if in its good faith, it determines that the waiver thereof would be in the best interests of the Company and its stockholders for any valid business purpose; and (ii) that in the event of a "change of control" transaction of the Company, the lock-up/leak-out conditions shall cease and be null and void on the completion of such "change of control" transaction; and (iii) the lock-up/leak-out conditions shall be void on termination of his engagement as the Company attorney for any reason whatsoever."

     The ownership of these securities vested on the date of these resolutions, and neither termination no resignation shall have any effect on the issuance of the balance of these securities on May 14, 2005.

      (iv) At the May 14, 2004, Meeting, the Board of Directors also determined to effect a dividend to the stockholders of the Company's outstanding common stock on a basis of three shares for each one share owned. Effective June 1, 2004, and subject to a mandatory exchange of certificates, each one share of the Company's outstanding common stock may be exchanged for three shares of the Company's outstanding common stock, resulting in a three for one forward split of the outstanding voting securities of the Company.

Item 9.01 Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------

          (a)  Financial Statements of Businesses Acquired.

     None; not applicable.

          (b)  Pro Forma Financial Information.

     None; not applicable.

          (c) Exhibits.

Exhibit
Number                       Description
-------                      -----------

   99                        Corrected Consulting Agreement





                           SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OAK RIDGE MICRO-ENERGY, INC.

DATED: 1/6/05                              /s/ Mark Meriwether
       --------                          ----------------------------
                                         Mark Meriwether
                                         President, Secretary and Director